PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 18 – PROVISION FOR INCOME TAXES

Prior to the Titan Merger, Titan Trucking filed its taxes as an S-Corp. The profits and losses of an S-Corp flow through to the owners of the respective company. Upon the acquisition date of the Titan Merger, the S-Corp status was terminated and Titan Trucking began to be taxed as a C-Corp (including the recording of deferred tax assets). The following is a summary of the components giving rise to the income tax (benefit) provision for the years ended December 31, 2023 and 2022:

	2023	2022
Current:
Federal	$-	$-
State	-	-
Foreign	$-	$-
Total current provision	-	-

Deferred:
Federal	$(674,213)	$-
State	(265,698)	-
Foreign	-	-
Total deferred benefit	(939,911)	-
Change in valuation allowance	939,911	-
Total income tax provision	$-	$-

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2023 and 2022:

	2023	2022
Federal income taxes at statutory rate	21.00%	0.00%
State income taxes at statutory rate	0.45%	0.00%
Acquisitions and disposals	0.10%	0.00%
Loss on extinguishment of debt	(16.44)%	0.00%
Goodwill impairment	(2.35)%	0.00%
Stock based compensation	(0.79)%	0.00%
Tax basis adjustments	(1.00)%	0.00%
Change in valuation allowance	(0.63)%	0.00%
Other	(0.34)%	0.00%
Totals	0.00%	0.00%

The following is a summary of the components of deferred tax assets and liabilities as of December 31, 2023 and 2022:

	As of	As of
	December 31,	December 31,
	2023	2022
Deferred tax assets:
Net operating losses and other tax attributes	$5,016,200	$-
Other	32,759	-
Total deferred tax assets	5,048,958	-
Deferred tax liabilities:
Depreciation and amortization	(552,039)	-
Total deferred tax liabilities	(552,039)	-
Less: Valuation allowance	(4,496,919)	-

Net deferred tax assets	$-	$-

As of December 31, 2023, the Company has a net operating loss carry forward of $14,875,000. Of the $14.9 million of net operating losses, $1.3 million will begin to expire in 2029 and $13.6 million will not expire but will be limited in utilization of 80% of taxable income. Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by approximately $4,497,000 in 2023.

ASC 740 provides guidance on the financial statement recognition and measurement for uncertain income tax positions that are taken or expected to be taken in a company’s income tax return. The Company has evaluated its tax positions and believes there are no uncertain tax positions as of December 31, 2023. The Company classifies income tax penalties and interest, if any, as part of other general and administrative expenses in the accompanying consolidated statements of operations. The Company did not expense any penalties or interest during the years ended December 31, 2023 or 2022, and did not accrue any penalties or interest as of December 31, 2023 or 2022.